UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2022 biote Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40128	85-1791125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1875 W. Walnut Hill Ln #100

Irving, Texas 75038

(Address of principal executive offices, including zip code)

(844) 604-1246

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BTMD	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	BTMDW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 26, 2022, biote Corp. (the “Company”) received written notice (the “Notice”) from the Staff of the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) stating that the Staff has determined that the Company has not complied with the requirements of IM-5101-2 because (i) the Company has not demonstrated that its Class A common stock complies with (a) the minimum 400 Round Lot Holder requirement in Listing Rule 5405(a)(3) (the “Round Lot Holder Requirement”) and (b) the minimum $20 million in Market Value of Unrestricted Publicly Held Shares requirement in Listing Rule 5405(b)(3)(B) (the “Market Value of Unrestricted Publicly Held Shares Requirement” and, together with the Round Lot Holder Requirement, the “Exchange Requirements”) and (ii) the Company’s warrants do not qualify for initial listing since the security underlying the warrant, the Company’s Class A common stock, does not qualify. The Company requested, and received, a hearing with the Hearings Panel (the “Panel”) on June 30, 2022 to appeal Nasdaq’s determination, which request stayed the suspension of the Company’s Class A common stock and warrants and the filing by Nasdaq of a Form 25-NSE pending the Panel’s decision.

On July 18, 2022, the Company received the determination letter (the “Determination Letter”) from the Panel to delist the Company’s Class A common stock and warrants from Nasdaq (the “Panel’s Determination”). The Determination Letter indicated Nasdaq will suspend trading in Company’s Class A common stock and warrants effective at the open of business on July 20, 2022, and indicated that it intends to file a Form 25 NSE Notification of Delisting with the Securities and Exchange Commission (the “SEC”) once all applicable appeal and review periods have expired in order to effect the formal delisting of the Company’s securities from Nasdaq.

The Company believes it is already in compliance with the Round Lot Holder Requirement and additionally expects to comply with the Market Value of Unrestricted Publicly Held Shares Requirement on Tuesday, July 19, 2022. Given the foregoing, the Company intends to timely request an appeal by the Nasdaq Listing and Hearing Review Council of the Panel’s Determination in light of the fact that the Company would comply with Nasdaq’s listing requirements prior to the time the suspension of trading in the Company’s Class A common stock on Nasdaq.

Upon suspension from Nasdaq, the Company expects its securities to begin trading on the OTC Markets’ “OTC Pink Market” tier.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTE CORP.

By:	/s/ Teresa S. Weber
Name:	Teresa S. Weber
Title:	Chief Executive Officer

Date: July 19, 2022